UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 24, 2005

                              CAPITAL BENEFITS, LLC
               (Exact Name of Registrant as Specified in Charter)

           Florida                           6189               16-1628844
(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

                               2015-A Osborne Rd.
                            St. Marys, Georgia 31558
                    (Address of principal executive offices)

                          (912) 882-8851 (Registrant's
                                telephone number)

                             AmeriFirst Fund I, LLC
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal
Year.

      On May 24, 2005, Capital Benefits, LLC (formerly known as AmeriFirst Fund I, LLC) (the "Company") filed Articles of Amendment to its Articles of Organization whereby it changed its corporate name from AmeriFirst Fund I, LLC to Capital Benefits, LLC. A copy of the Company's Articles of Amendment to its Articles of Organization is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      Exhibit No.       Description
      -----------       -----------
      3.1               Articles of Amendment to Articles of Organization.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CAPITAL BENEFITS, LLC

                                By: AmeriFirst Financial Services, Inc., Manager

Date: June 22, 2005             By: ______________________
                                    Brittany M. Ellis
                                    President

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

3.1               Articles of Amendment to Articles of Organization.